UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 13, 2020

BIG ROCK PARTNERS ACQUISITION CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-38302	82-2844431
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2645 N. Federal Highway, Suite 230 Delray Beach, FL	33483
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 202-654-7060

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	TradingSymbol(s)	Name of each exchange onwhich registered
Units, each consisting of one share of common stock, one right, and one-half of one warrant	BRPAU	The Nasdaq Stock Market LLC
Common stock, par value $0.001 per share	BRPA	The Nasdaq Stock Market LLC
Rights, exchangeable into one-tenth of one share of common stock	BRPAR	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50	BRPAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 13, 2020, Big Rock Partners Acquisition Corp., a Delaware corporation (“BRPA”), NeuroRx, Inc., a Delaware corporation (“NeuroRx”), and Big Rock Merger Corp., a Delaware corporation and wholly-owned subsidiary of BRPA (“Merger Sub”), entered into an Agreement and Plan of Merger (“Merger Agreement”). Pursuant to the Merger Agreement, Merger Sub will merge with and into NeuroRx, with NeuroRx surviving the merger (“Merger”). As a result of the Merger, and upon consummation of the Merger and the other transactions contemplated by the Merger Agreement (“Transactions”), NeuroRx will become a wholly-owned subsidiary of BRPA, with the stockholders of NeuroRx becoming stockholders of BRPA.

NeuroRx is a clinical-stage small molecule pharmaceutical company which develops novel therapeutics for the treatment of central nervous system disorders and life-threatening pulmonary diseases. NeuroRx recently announced a commercial partnership with Relief Therapeutics Holding AG for global commercialization of RLF-100, or “SamiAir”, an application for COVID-related respiratory failure (the “NeuroRx COVID-19 Drug”). NeuroRx is also developing NRX-100/101, the first sequential drug regimen for bipolar depression in patients with acute suicidal ideation and behavior (the “NeuroRx Antidepressant Drug Regimen”.

The Transactions are expected to be consummated in the first half of 2021, following receipt of the required approvals by the stockholders of BRPA and NeuroRx (such approvals, the “BRPA Stockholder Approval” and the “NeuroRx Stockholder Approval,” respectively) and the fulfilment of certain other conditions set forth in the Merger Agreement.

The following summary of the Merger Agreement is qualified in its entirety by reference to the text of the Merger Agreement, which is attached as an exhibit hereto and is incorporated herein by reference.

Merger Agreement

Merger Consideration

Pursuant to the Merger Agreement, the aggregate consideration payable to the stockholders of NeuroRx at the effective time of the Merger (the “Effective Time”) will equal 50,000,000 shares (“Closing Consideration”) of BRPA common stock, par value $0.001 per share (“BRPA Common Stock”), plus the additional contingent right to receive the Earnout Shares and Earnout Cash (each as defined below). At the Effective Time, each outstanding share of NeuroRx common stock (including shares of NeuroRx common stock resulting from the conversion of NeuroRx preferred stock immediately prior to the Effective Time) will be converted into the right to receive a pro rata portion of the Closing Consideration and the contingent right to receive a pro rata portion of the Earnout Shares and Earnout Cash. Each option and warrant of NeuroRx that is outstanding and unexercised immediately prior to the Effective Time will be assumed by BRPA and will represent the right to acquire an adjusted number of shares of BRPA Common Stock at an adjusted exercise price, in each case, pursuant to the terms of the Merger Agreement.

As part of the aggregate consideration payable to NeuroRx’s securityholders pursuant to the terms of the Merger Agreement, NeuroRx’s securityholders (including option holders and warrant holders) who own NeuroRx securities immediately prior to the Closing will have the contingent right to receive their pro rata portion of (i) an aggregate of 25,000,000 shares of BRPA Common Stock (“Earnout Shares”) if, prior to December 31, 2022, the NeuroRx COVID-19 Drug receives emergency use authorization by the Food and Drug Administration (“FDA”) and NeuroRx submits and the FDA files for review a new drug application for the NeuroRx COVID-19 Drug (the occurrence of the foregoing, the “Earnout Shares Milestone”), and (ii) an aggregate of $100,000,000 in cash (“Earnout Cash”) upon the earlier to occur of (x) FDA approval of the NeuroRx COVID-19 Drug and the listing of the NeuroRx COVID-19 Drug in the FDA’s “Orange Book” and (y) FDA approval of the NeuroRx Antidepressant Drug Regimen and the listing of the NeuroRx Antidepressant Drug Regimen in the FDA’s “Orange Book,” in each case prior to December 31, 2022 (the occurrence of either of clauses (x) or (y), the “Earnout Cash Milestone”).

Transfer Restrictions

Pursuant to the Merger Agreement, stockholders of NeuroRx holding an aggregate of approximately 63% of NeuroRx’s outstanding common stock will enter into a lock-up agreement with BRPA with respect to the Closing Consideration and Earnout Shares, if earned, issuable to them in the Transactions. The Merger Agreement provides that such shares of BRPA Common Stock will be subject to transfer restrictions until the earlier of (a) the six-month anniversary of the Closing, (b) with respect to 50% of the shares of BRPA Common Stock issued to such persons, the date on which the closing price of the BRPA Common Stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing after the Closing, and (c) the date after the closing on which BRPA consummates a liquidation, merger, stock exchange or other similar transaction which results in all of BRPA’s stockholders having the right to exchange their BRPA Common Stock for cash, securities or other property. Certain BRPA insiders and others will enter into an amendment to the existing stock escrow agreement providing for the shares held in escrow thereunder to be released from escrow at the same time as the release of transfer restrictions under the lock-up agreement.

Governance

As a condition to the closing of the Transactions (“Closing”), at the Effective Time the current officers and directors of BRPA will resign from such positions, the current officers of NeuroRx will become officers of BRPA, and certain directors of NeuroRx and other individuals will become directors of BRPA.

Representations and Warranties

The Merger Agreement contains representations and warranties of NeuroRx and its subsidiaries relating to, among other things, proper organization and qualification; capitalization; the authorization, performance and enforceability against NeuroRx of the Merger Agreement; governmental actions and filings; compliance with laws; permits; financial statements; absence of certain changes; condition and sufficiency of NeuroRx’s assets; litigation; benefit plans; labor matters; restrictions on business activities; real and personal property; tax matters; environmental matters; brokers’ fees; intellectual property; product warranties and product liability; material contracts; insurance; transactions with affiliates; compliance with international trade and anti-corruption laws; FDA and European Medicines Agency approvals; health care regulatory compliance matters; board approval; and stockholder approval.

The Merger Agreement contains representations and warranties of BRPA and Merger Sub relating to, among other things, proper organization and qualification; capitalization; the authorization, performance and enforceability against BRPA and Merger Sub of the Merger Agreement; governmental actions and filings; compliance with laws; reports filed with the Securities and Exchange Commission (“SEC”), financial statements, and compliance with the Sarbanes-Oxley Act; absence of undisclosed liabilities; absence of changes; litigation; benefit plans; labor matters; business activities of BRPA; real and personal property; intellectual property; tax matters; brokers’ fees; material contracts; insurance; transactions with affiliates; Nasdaq listing; and BRPA’s trust account.

Covenants

The Merger Agreement includes customary covenants of the parties with respect to business operations prior to consummation of the Transactions and efforts to satisfy conditions to the consummation of the Transactions. Each party agreed, to the extent not inconsistent with the fiduciary duties of their respective boards of directors, to abide by exclusivity provisions set forth in the Merger Agreement. The Merger Agreement also contains additional covenants of the parties, including, among others: covenants providing for BRPA and NeuroRx to cooperate in the preparation of a Registration Statement on Form S-4, and the proxy statement for the solicitation of the BRPA Stockholder Approval and consent solicitation statement for solicitation of the NeuroRx Stockholder Approval included therein (collectively, the “Registration Statement”); for NeuroRx to terminate certain existing investor rights agreements with its securityholders; for NeuroRx to obtain certain voting support agreements from the holders of at least a majority of its outstanding common stock and the holders of at least two-thirds of each class of its outstanding preferred stock (subject to certain cut-backs in the event that the NeuroRx board, in the exercise of its fiduciary duties, changes its recommendation to stockholders as permitted under the Merger Agreement); for BRPA to use reasonable best efforts to cause the BRPA Common Stock to continue to be listed on Nasdaq following the consummation of the Merger; for BRPA to adopt an incentive equity plan; for certain initial stockholders of BRPA to enter into agreements with BRPA providing for the forfeiture of shares and escrow of shares to align their interests with the interests of the NeuroRx securityholders; for the BRPA lenders to enter into agreements with BRPA providing for the conversion of certain non-convertible loans into convertible promissory notes on the terms set forth in the Merger Agreement; for EarlyBirdCapital, Inc., the representative of the underwriters in BRPA’s initial public offering (“EBC”), to enter into an amendment to the Business Combination Marketing Agreement, dated as of November 20, 2017, between EBC and BRPA (“BCMA”), providing that in lieu of the cash fee due to EBC under the BCMA, BRPA will issue 200,000 shares of BRPA Common Stock to EBC and the BCMA will terminate; and for BRPA to enter into a registration rights agreement granting certain stockholders of BRPA, EBC, and certain stockholders of NeuroRx customary registration rights.

Conditions to Closing

Mutual Conditions

The consummation of the Transactions is conditioned upon the following, among other things:

●
receipt of the BRPA Stockholder Approval and the NeuroRx Stockholder Approval;

●
BRPA shall have at least $5,000,001 of net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”));

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all specified waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended shall have expired, and no order, judgment, injunction, decree, writ, stipulation, determination or award, in each case, entered by or with any governmental authority or statute, rule or regulation that is in effect and prohibits or enjoins the consummation of the Transactions;

●
the Registration Statement shall have become effective in accordance with the provisions of the Securities Act of 1933, as amended (“Securities Act”), no stop order shall have been issued by the SEC that remains in effect with respect to the Registration Statement, and no proceeding seeking such a stop order shall have been threatened or initiated by the SEC which remains pending;

●
each ancillary agreement required to be executed by the Merger Agreement shall have been executed and delivered by the parties thereto;

●
BRPA shall be and remain listed on Nasdaq and BRPA’s application to list the shares of BRPA Common Stock to be issued in connection with the Transactions (including the Earnout Shares) shall have been approved by Nasdaq, subject to official notice thereof and public holder requirements; and

●
the holders of BRPA Common Stock issued in BRPA’s initial public offering shall have had the opportunity to convert such shares into a pro rata portion of BRPA’s trust account in connection with the BRPA Stockholder Approval, and all such conversions shall have been completed.

Other Conditions to NeuroRx’s Obligations

The obligations of NeuroRx to consummate the Transactions are also conditioned upon, among other things:

●
the accuracy of the representations and warranties of BRPA (subject to certain bring-down standards);

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performance in all material respects of the covenants of BRPA required by the Merger Agreement to be performed on or prior to the closing;

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no material adverse effect with respect to BRPA shall have occurred between the date of the Merger Agreement and the closing of the Transactions;

●
BRPA being in compliance with the reporting requirements under the Securities Act and Exchange Act;

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BRPA having delivered certain customary officer’s and secretary’s certificates;

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NeuroRx having received an opinion that the Merger will qualify as a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended;

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the resignation of each officer and director of BRPA as of the Effective Time;

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the adoption of an amended and restated certificate of incorporation of BRPA, in form and substance reasonably satisfactory to BRPA and NeuroRx;

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BRPA shall have obtained approval from its stockholders to extend the deadline for BRPA to consummate its initial business combination from December 23, 2020 to April 23, 2021 (the “Extension Approval”); and

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the outstanding loans to and borrowings by BRPA shall not exceed $3,000,000.

Other Conditions to BRPA’s and Merger Sub’s Obligations

The obligations of BRPA and Merger Sub to consummate the Transactions are also conditioned upon, among other things:

●
the accuracy of the representations and warranties of NeuroRx (subject to certain bring-down standards);

●
performance in all material respects of the covenants of NeuroRx required by the Merger Agreement to be performed on or prior to the closing;

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no material adverse effect with respect to NeuroRx shall have occurred between the date of the Merger Agreement and the closing of the Transactions;

●
all outstanding loans or other indebtedness by NeuroRx to any insider shall have been repaid in full; and

●
NeuroRx having delivered certain customary officer’s and secretary’s certificates.

Waivers

Either BRPA or NeuroRx may waive any inaccuracies in the representations and warranties made to such party contained in the Merger Agreement or in any document delivered pursuant to the Merger Agreement and waive compliance with any agreements or conditions for the benefit of itself or such party contained in the Merger Agreement or in any document delivered pursuant to the Merger Agreement. Notwithstanding the foregoing, pursuant to BRPA’s amended and restated certificate of incorporation, BRPA cannot consummate the proposed business combination if it has less than $5,000,001 of net tangible assets remaining upon consummation of the Transactions, after taking into account the holders of public shares that properly demanded that BRPA convert their public shares for their pro rata share of the trust account.

Termination

The Merger Agreement may be terminated at any time prior to the Closing as follows:

●
by mutual written consent of BRPA and NeuroRx;

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by written notice from either BRPA or NeuroRx if the other party has breached any of its covenants or representations and warranties such that the party’s closing conditions would not be satisfied at the Closing (subject to a thirty-day cure period);

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by written notice from either BRPA or NeuroRx if the transactions are not consummated on or before April 23, 2021;

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by written notice from either BRPA or NeuroRx if a governmental entity shall have issued a final, non-appealable governmental order, rule or regulation permanently enjoining or prohibiting the consummation of the Merger;

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by written notice from either BRPA or NeuroRx if either the BRPA Stockholder Approval or the NeuroRx Stockholder Approval is not obtained in the time periods described in the Merger Agreement;

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by written notice from NeuroRx prior to obtaining the NeuroRx Stockholder Approval in order to enter into a definitive agreement with respect to a superior proposal (as such term is defined in the Merger Agreement), if NeuroRx’s board of directors determines in good faith, in consultation with its outside legal counsel, that the failure to take such action would be inconsistent with its fiduciary duties under applicable law;

●
by written notice from NeuroRx to BRPA if Extension Approval is not obtained by December 24, 2020; or

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by written notice from either BRPA or NeuroRx if the shares of BRPA Common Stock are delisted from Nasdaq.

In the event that NeuroRx terminates the Merger Agreement in order to enter into a definitive agreement for a superior proposal, BRPA will be entitled to receive a termination fee in the amount of $10,000,000.

Item 7.01 Regulation FD Disclosure.

Press Release

Attached as Exhibit 99.1 to this Report is the press release jointly issued by the parties announcing the Transactions on December 14, 2020.

Investor Meetings

Attached as Exhibit 99.2 to this Report is the form of investor presentation to be used by BRPA and NeuroRx in presentations to certain of their securityholders and other persons regarding the proposed Merger.

The information set forth above under this Item 7.01, including the exhibits attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Cautionary Note Regarding Forward Looking Statements

Neither BRPA, NeuroRx nor any of their respective affiliates makes any representation or warranty as to the accuracy or completeness of the information contained in this Current Report on Form 8-K. This Current Report on Form 8-K is not intended to be all-inclusive or to contain all the information that a person may desire in considering the proposed Transactions discussed herein. It is not intended to form the basis of any investment decision or any other decision in respect of the proposed Transactions.

This Current Report on Form 8-K and the exhibits filed or furnished herewith include “forward-looking statements” within the meaning of the federal securities laws with respect to the proposed transaction between NeuroRx and BRPA, including statements regarding the benefits of the transaction, the anticipated timing of the Transactions, the drugs under development by NeuroRx and the markets in which it operates. BRPA’s and NeuroRx’s actual results may differ from its expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. These forward-looking statements generally are identified by the words “aspire,” “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “will be,” “will continue,” “will likely result,” “could,” “should,” “believe(s),” “predicts,” “potential,” “continue,” “future,” “opportunity,” “strategy,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, BRPA’s and NeuroRx’s expectations with respect to future performance and anticipated financial impacts of the proposed Transactions.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside BRPA’s and NeuroRx’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the approvals, timing, and ability to complete the proposed business combination, which may adversely affect the trading price of BRPA’s securities; (2) BRPA’s ability to remain listed on the Nasdaq Capital Market prior to the closing of the proposed business combination; (3) the combined company’s continued listing on the Nasdaq Capital Market after closing of the proposed business combination; (4) the benefits of the proposed business combination, including future financial and operating results of the combined company; (5) the inherent uncertainty associated with the FDA approval process; (6) the risk that the proposed transaction disrupts current plans and operations of NeuroRx as a result of the announcement and consummation of the transaction described therein and herein; (7) costs related to the proposed business combination; (8) changes in applicable laws or regulations; (9) the possibility that the combined company may be adversely affected by other economic, business, and/or competitive factors; (10) the impact of COVID-19 or other adverse public health developments; and (11) other risks and uncertainties that will be detailed in the proxy statement/consent solicitation statement/prospectus and registration statement to be filed on Form S-4 with the SEC and as indicated from time to time in BRPA’s filings with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements.

BRPA and NeuroRX caution that the foregoing list of factors is not exclusive. BRPA and NeuroRx caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Neither BRPA nor NeuroRx undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

Additional Information and Where to Find It

This document relates to a proposed transaction between NeuroRx and BRPA. This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. BRPA intends to file a registration statement on Form S-4 (“Registration Statement”), which will include a proxy statement for the solicitation of BRPA shareholder approval, a prospectus for the offer and sale of BRPA securities in the transaction and a consent solicitation statement of NeuroRx, and other relevant documents with the Securities and Exchange Commission (“SEC”). The proxy statement/consent solicitation statement/prospectus will be mailed to stockholders of BRPA and NeuroRx as of a record date to be established for voting on the proposed business combination. INVESTORS AND SECURITY HOLDERS OF BRPA AND NEURORX ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/CONSENT SOLICITATION STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS. Investors and security holders will be able to obtain free copies of the registration statement, proxy statement, prospectus and other documents containing important information about BRPA and NeuroRx once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov. In addition, copies of the documents filed with the SEC by BRPA can be obtained free of charge on BRPA’S website at www.bigrockpartners.com or by directing a written request to BRPA at 2645 N. 2645 N. Federal Highway, Suite 230 Delray Beach, FL 33483.

Participants in the Solicitation

BRPA, NeuroRx and their respective directors and executive officers, under SEC rules, may be deemed to be participants in the solicitation of proxies of BRPA’s shareholders in connection with the proposed Transactions. Investors and securityholders may obtain more detailed information regarding the names and interests in the proposed Transactions of BRPA’s directors and officers in BRPA’s filings with the SEC, including the forthcoming proxy statement/consent solicitation statement/prospectus statement. You may obtain a free copy of these documents as described in the preceding paragraph.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description
2.1*	Merger Agreement, dated as of December 13, 2020, by and among Big Rock Partners Acquisition Corp., NeuroRx, Inc., and Big Rock Merger Corp.

99.1	Press release, dated December 14, 2020.

99.2	Investor Presentation

*
Certain exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). BRPA agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 17, 2020		BIG ROCK PARTNERS ACQUISITION CORP.

	By:	/s/ Richard Ackerman
Richard Ackerman
Chairman, President and Chief Executive Officer